                                                                   EXHIBIT 10.1




                     THE 1994 STOCK OPTION AND INCENTIVE PLAN FOR

                      OFFICERS, DIRECTORS AND KEY EMPLOYEES OF

                             MORRISON KNUDSEN CORPORATION







                              EFFECTIVE JANUARY 19, 1994























            RESTATED SEPTEMBER 20, 1996 TO INCLUDE AMENDMENTS 1 THROUGH 5

                     THE 1994 STOCK OPTION AND INCENTIVE PLAN FOR
                       OFFICERS, DIRECTORS AND KEY EMPLOYEES OF
                             MORRISON KNUDSEN CORPORATION


                                  TABLE OF CONTENTS
                                  -----------------
                                                                            PAGE
                                                                            ----

ARTICLE I
    DEFINITIONS...............................................................2
    1.1    General............................................................2
    1.2    Award Limit .......................................................2
    1.3    Beneficiary........................................................2
    1.4    Board..............................................................2
    1.5    Code...............................................................2
    1.6    Committee..........................................................2
    1.7    Common Stock.......................................................3
    1.8    Company............................................................3
    1.9    Director...........................................................3
    1.10   Director Fees......................................................3
    1.11   Employee...........................................................3
    1.12   Expiration Date....................................................3
    1.13   Exchange Act.......................................................3
    1.14   Fair Market Value..................................................4
    1.15   Incentive Stock Option.............................................4
    1.16   Independent Director...............................................4
    1.17   Non-Qualified Stock Option.........................................4
    1.18   Option.............................................................4
    1.19   Optionee...........................................................5
    1.20   Plan...............................................................5
    1.21   Restricted Stock...................................................5
    1.22   Restricted Stockholder.............................................5
    1.23   Rule 16b-3.........................................................5
    1.24   Subsidiary.........................................................5
    1.25   Termination Of Directorship........................................6
    1.26   Termination of Employment..........................................6
    1.27   Gender and Number..................................................7

ARTICLE II
    SHARES SUBJECT TO PLAN....................................................7
    2.1    Shares Subject to Plan.............................................7
    2.2    Unexercised Options and Other Rights...............................8

ARTICLE III
    GRANTING OF OPTIONS.......................................................8

                                                                            PAGE
                                                                            ----

    3.1    Eligibility........................................................8
    3.2    Disqualification for Stock Ownership...............................8
    3.3    Qualification of Incentive Stock Options...........................9
    3.4    Granting of Options................................................9

ARTICLE IV
    TERMS OF OPTIONS.........................................................10
    4.1    Option Agreement..................................................10
    4.2    Option Price......................................................11
    4.3    Option Term.......................................................11
    4.4    Option Vesting....................................................12
    4.5    Exercise of Option after Termination of Employment or
           Directorship......................................................13
    4.6    Consideration.....................................................15

ARTICLE V
    EXERCISE OF OPTIONS......................................................15
    5.1    Partial Exercise..................................................15
    5.2    Manner of Exercise................................................16
    5.3    Conditions to Issuance of Stock Certificates......................17
    5.4    Rights as Stockholders............................................18
    5.5    Ownership and Transfer Restrictions...............................18

ARTICLE VI
    AWARD OF RESTRICTED STOCK................................................19
    6.1    Eligibility.......................................................19
    6.2    Award of Restricted Stock.........................................19

ARTICLE VII
    TERMS OF RESTRICTED STOCK................................................20
    7.1    Restricted Stock Agreement........................................20
    7.2    Consideration to the Company......................................20
    7.3    Rights as Stockholders............................................20
    7.4    Restriction.......................................................21
    7.5    Repurchase of Restricted Stock....................................21
    7.6    Escrow............................................................22
    7.7    Legend............................................................22
    7.8    Section 83(b).....................................................22

ARTICLE VIII
    ADMINISTRATION...........................................................23
    8.1    Committee.........................................................23
    8.2    Duties and Powers of Committee....................................23
    8.3    Majority Rule.....................................................24
    8.4    Compensation; Professional Assistance; Good Faith Actions.........24
    8.5    Delegation of Authority...........................................24

                                                                            PAGE
                                                                            ----

    8.6    No Liability......................................................25
    8.7    Indemnification...................................................25

ARTICLE IX
    MISCELLANEOUS PROVISIONS.................................................26
    9.1    Not Transferable..................................................26
    9.2    Amendment, Suspension or Termination of this Plan.................26
    9.3    Changes in Common Stock or Assets of the Company..................27
    9.4    Merger of the Company.............................................29
    9.5    Approval of Plan by Stockholders..................................30
    9.6    Tax Withholding...................................................31
    9.7    Loans.............................................................31
    9.8    Limitations Applicable to Section 16 Persons......................31
    9.9    Effect of Plan Upon Options and Compensation Plans................32
    9.10   Compliance with Laws..............................................32
    9.11   Titles............................................................33
    9.12   Governing Law.....................................................33

                     THE 1994 STOCK OPTION AND INCENTIVE PLAN FOR
                       OFFICERS, DIRECTORS AND KEY EMPLOYEES OF
                             MORRISON KNUDSEN CORPORATION

           Kasler Holding Company has adopted The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company (the "Plan"), effective January 19, 1994, for the benefit of its eligible employees and directors. Kasler Holding Company has adopted the Plan subject to the approval of Kasler Holding Company's stockholders at the 1994 annual meeting of stockholders. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and one for the benefit of Independent Directors (as such term is defined below).

           The purposes of this Plan are as follows:

           (1) To provide an additional incentive for directors and key Employees to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognizes such growth, development and financial success.

           (2) To enable the Company to obtain and retain the services of directors and key Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

                                      ARTICLE I
                                     DEFINITIONS
           1.1     GENERAL

           Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

           1.2     AWARD LIMIT

           "Award Limit" shall mean not more than 5,000,000 shares of Common Stock.

           1.3     BENEFICIARY

           "Beneficiary" shall mean the person or persons properly designated by the Optionee, including his spouse or heirs at law, to exercise such Optionee's rights under this Plan in the event of the Optionee's death, or if the Optionee has not designated such person or persons, or such person or persons shall all have pre-deceased the Optionee, the executor or administrator of the Optionee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

           1.4     BOARD

           "Board" shall mean the Board of Directors of the Company.

           1.5     CODE

           "Code" shall mean the Internal Revenue Code of 1986, as amended.

           1.6     COMMITTEE

           "Committee" shall mean a Committee of the Board, appointed as provided in Section 8.1.

           1.7     COMMON STOCK

           "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

           1.8     COMPANY

           "Company" shall mean Morrison Knudsen Corporation, a Delaware corporation.

           1.9     DIRECTOR

           "Director" shall mean a member of the Board.

           1.10    DIRECTOR FEES

           "Director Fees" shall mean the annual retainer fee, including Committee chairperson fees, paid by the Company to an Independent Director.

           1.11    EMPLOYEE

           "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is then a Subsidiary.

           1.12    EXPIRATION DATE

           "Expiration Date" shall mean the last day of the term of the Option as established in Section 4.3.

           1.13    EXCHANGE ACT

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           1.14    FAIR MARKET VALUE

           "Fair Market Value" shall mean either (i) the average of the closing bid and asked prices of common stock as quoted in the Over-the-Counter Market Summary or the closing price (or if there was no sale on the date in question, the highest asked price per share of common stock on such date) on any exchange on which common stock may be listed as published in the Western Edition of the WALL STREET JOURNAL, or (ii) if there is no listing or trading of common stock either over-the-counter or on an exchange, a price to be established by the Committee (or the Board in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) in its discretion.

           1.15    INCENTIVE STOCK OPTION

           "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

           1.16    INDEPENDENT DIRECTOR

           "Independent Director" shall mean a member of the Board who is not an officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is then a Subsidiary or parent of the Company.

           1.17    NON-QUALIFIED STOCK OPTION

           "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

           1.18    OPTION

           "Option" shall mean a stock option granted pursuant to this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an

Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors shall be Non-Qualified Stock Options.

           1.19    OPTIONEE

           "Optionee" shall mean an Employee or Independent Director to whom an Option is granted under the Plan.

           1.20    PLAN

           "Plan" shall mean The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company.

           1.21    RESTRICTED STOCK

           "Restricted Stock" shall mean Common Stock awarded pursuant to
Article VII of this Plan.

           1.22    RESTRICTED STOCKHOLDER

           "Restricted Stockholder" shall mean an Employee to whom Restricted Stock has been awarded under this Plan.

           1.23    RULE 16b-3

           "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

           1.24    SUBSIDIARY

           "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           1.25    TERMINATION OF DIRECTORSHIP

           "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director, respectively, for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

           1.26    TERMINATION OF EMPLOYMENT

           "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee or Restricted Stockholder and the Company or a Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, permanent and total disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee or Restricted Stockholder by the Company or a Subsidiary and (ii) at the sole and absolute discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship that do not exceed one year.
The Committee, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

           1.27    GENDER AND NUMBER

           Wherever the masculine gender is used it shall include the feminine and neuter and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.



                                      ARTICLE II

                                SHARES SUBJECT TO PLAN

           2.1     SHARES SUBJECT TO PLAN

           The shares of stock subject to Options or Restricted Stock Awards shall be Common Stock, initially shares of the Company's common stock, par value $.01 per share, as presently constituted. The Committee at its absolute and sole discretion shall make available for issuance under the Plan for each fiscal year from and including the fiscal year beginning December 1, 1993, a number of shares up to the amount of 3% of the total number of issued and outstanding shares of Common Stock as of December 1 of such fiscal year (the "3% Limit").
In addition, (i) any shares available pursuant to Section 2.2, and (ii) any unused portion of the 3% Limit for any fiscal year, shall be added to the aggregate number of shares available for issuance in each fiscal year under the Plan. In no event, except as subject to adjustment as provided in Section 9.3, shall the aggregate number of such shares which cumulatively may be available for issuance upon exercise of Incentive Stock Options exceed 2,900,000. No individual shall receive Restricted Stock or Options for more than the Award Limit over any three-year period. The shares of Common Stock issuable upon exercise or grant of an Option, or as Restricted Stock, may be either previously authorized but unissued shares or issued shares which have been repurchased by the Company. If any equity securities of the Company, other than Common Stock, are issued or authorized to be issued, the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) shall determine, on a fair and equitable basis, the appropriate number of shares of the Company's present common stock to be deemed issued or issuable with respect to such other equity securities for purposes of this
Section 2.1.

           2.2     UNEXERCISED OPTIONS AND OTHER RIGHTS

           If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder.



                                     ARTICLE III

                                 GRANTING OF OPTIONS

           3.1     ELIGIBILITY

           Subject to the Award Limit, any Employee selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to receive Options at the times and in the manner set forth in Section 3.4(d).

           3.2     DISQUALIFICATION FOR STOCK OWNERSHIP

           No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

           3.3     QUALIFICATION OF INCENTIVE STOCK OPTIONS

           No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Options granted under the Plan to Independent Directors do not qualify as "incentive stock options" under Section 422 of the Code.

           3.4     GRANTING OF OPTIONS

           (a) The Committee shall from time to time, in its sole and absolute discretion:

              (i) Determine which Employees are key Employees and select from among the key Employees (including Employees to whom Options have previously been granted and/or shares of Restricted Stock have previously been issued) such of them as in its opinion should be granted Options;

             (ii) Determine the number of shares to be subject to such Options granted to the selected key Employees;

            (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

             (iv) Determine the terms and conditions of such Options, consistent with this Plan, including, but not limited to, such terms and conditions as may be required by Section 162(m) of the Code.

           (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

           (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

           (d) Each Independent Director may elect to forego cash payment of all or any portion of his or her Director Fees (the fees subject to such election are hereinafter referred to as "Discount Fees") and receive an Option with a price per share equal to 80% of the Fair Market Value of a share of Common Stock on the date such election is made. The number of shares subject to such Option shall be the number determined by multiplying the Fair Market Value of a share of Common Stock on the date such election is made by .80 and dividing the product into the amount of the Discount Fees. An election pursuant to this
Section 3.4(d) shall be made at least six months prior to the scheduled payment of the Discount Fees and such election shall be irrevocable.

           Notwithstanding this Section 3.4(d) or any other provision of the Plan, each Independent Director who (i) has made an election under this Section 3.4(d) to receive an Option which would be issuable on October 3, 1996 and
(ii) resigns from the Board as of the effective date of the merger of Morrison Knudsen Corporation with and into the Company (the "Merger"), will receive the Option referenced in item (i) above on the earlier of October 3, 1996 and the effective date of the Merger.



                                      ARTICLE IV

                                   TERMS OF OPTIONS

           4.1     OPTION AGREEMENT

           Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) shall determine, consistent with this Plan, including, but not limited to, such terms and conditions as may be required by Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

           4.2     OPTION PRICE

           The price per share of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock and in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and PROVIDED, FURTHER, that the price of the shares subject to each Option granted to an Independent Director pursuant to Section 3.4(d) shall equal 80% of the Fair Market Value of such shares on the date such election is made, without variation hereunder.

           4.3     OPTION TERM

           The term of an Option shall be set by the Committee in its sole and absolute discretion; PROVIDED, HOWEVER, that no such term shall exceed a reasonable time period, and in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted; and PROVIDED, FURTHER, the term of each such Option granted to an Independent Director pursuant to Section 3.4(d) shall be ten years, without variation or acceleration hereunder, but subject to Section 4.5(b). The last day of the term of the Option shall be the Option's Expiration Date.

           4.4     OPTION VESTING

           (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee or the Board otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to
Section 16 of the Exchange Act within the period ending six months after the date the Option is granted; and PROVIDED, FURTHER, that Options granted to Independent Directors shall become exercisable on the first year anniversary of the date of Option grant, without variation or acceleration hereunder. At any time after grant of an Option to an Employee, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee vests. Notwithstanding this Section 4.4(a) or any other provision of this Plan, all Options which are held by Independent Directors who resign from the Board as of the effective date of the Merger (as defined in Section 3.4(d)) and which are outstanding at the effective date of the Merger shall become fully exercisable immediately upon the consummation of the Merger (as defined in Section 3.4(d)).

           (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) either in the Stock Option Agreement or in a resolution adopted following the grant of such Option.

           (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any fiscal year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

           4.5     EXERCISE OF OPTION AFTER TERMINATION OF EMPLOYMENT OR
                   DIRECTORSHIP.

           (a) An Option granted to an Employee pursuant to Section 3.4(a) is exercisable by an Optionee only while he is an Employee, except as may be otherwise provided by the Committee either in the Stock Option Agreement or in a resolution adopted following the grant of the Option.

              (1) If the Optionee dies while an Option is exercisable under the terms of this Plan, the Optionee's Beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his death. Any such Option must be exercised within twelve (12) months after the Optionee's death and the Committee may in its sole and absolute discretion extend such period to accommodate such exercise; PROVIDED, HOWEVER, that an Option may not be exercised later than the Expiration Date.

              (2) If the Optionee's employment is terminated due to his permanent and total disability, as defined in Section 22(e)(3) of the Code, or in the case of a Non-Qualified Stock Option, upon retirement at or after age 65, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within twelve (12) months after termination, but no later than the Option's Expiration Date.

              (3) If the Optionee's employment is terminated for any reason other than those set forth in subsections (1) or (2) above, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within three (3) months after Termination of Employment, unless the Employee dies within said three-month period, but no later than the Option's Expiration Date.

           (b)     No Option granted to an Independent Director pursuant to
Section 3.4(d) may be exercised to any extent by anyone after the first to occur of the following events:

              (1) The expiration of twelve (12) months from the date of the Optionee's death, but no later than the Option's Expiration Date; or

              (2) The expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code), but no later than the Option's Expiration Date; or

              (3) The expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period, but no later than the Option's Expiration Date; or

              (4) The expiration of ten years from the date the Option was granted.

           Notwithstanding this Section 4.5(b) or any other provision of this Plan, all Options which are held by Independent Directors who resign from the Board as of the effective date of the

Merger (as defined in Section 3.4(d)) and which are outstanding at the effective date of the Merger shall be exercisable through July 1, 1997.

           4.6     CONSIDERATION

           In consideration of the granting of a Non-Qualified Stock Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or a Subsidiary (or to serve as an Independent Director of the Company) for a period of at least one year after the Non-Qualified Stock Option is granted (or until the next annual meeting of the stockholders of the Company, in the case of an Independent Director). In consideration of the granting of an Incentive Stock Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or a Subsidiary for a period of at least one year after the Incentive Stock Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or as a director of the Company.



                                      ARTICLE V

                                 EXERCISE OF OPTIONS

           5.1     PARTIAL EXERCISE

           An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

           5.2     MANNER OF EXERCISE

           All or a portion of an exercisable Option shall be deemed exercised upon

           (a) delivery of all of the following to the Secretary of the Company or his office:

              (i) A written notice complying with the applicable rules established by the Committee (or Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) or the Company stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

             (ii) Such representations and documents as the Committee (or Board, in the case of Options granted to Independent Directors pursuant to
    Section 3.4(d)), in its sole and absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole and absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

            (iii)  In the event that the Option shall be exercised pursuant to
    Section 4.5 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

           (b) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the Option may
(i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair

Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; or (iii) allow payment through any combination of cash and the consideration provided in the foregoing subparagraphs (i) and (ii).

           5.3     CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

           The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

           (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

           (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole and absolute discretion, deem necessary or advisable;

           (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) shall, in its sole and absolute discretion, determine to be necessary or advisable;

           (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) may establish from time to time for reasons of administrative convenience; and

           (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

           5.4     RIGHTS AS STOCKHOLDERS

           The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

           5.5     OWNERSHIP AND TRANSFER RESTRICTIONS

           The Committee (or Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)), in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                      ARTICLE VI

                              AWARD OF RESTRICTED STOCK

           6.1     ELIGIBILITY

           Subject to the Award Limit, Restricted Stock may be awarded to any Employee whom the Committee, pursuant to Section 3.4(a)(i), determines is a key Employee.

           6.2     AWARD OF RESTRICTED STOCK

           (a) The Committee shall from time to time, in its sole and absolute discretion:

              (i) Select from among the key Employees (including Employees to whom Options have previously been granted and/or shares of Restricted Stock have previously been issued) such of them as in its opinion should be awarded Restricted Stock; and

             (ii) Determine the purchase price and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

           (b) The Committee shall establish the purchase price and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

           (c) Upon the selection of a key Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                                     ARTICLE VII

                              TERMS OF RESTRICTED STOCK

           7.1     RESTRICTED STOCK AGREEMENT

           Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan, including, but not limited to, such terms and conditions as may be required by
Section 162(m) of the Code.

           7.2     CONSIDERATION TO THE COMPANY

           As consideration for the issuance of Restricted Stock, in addition to payment of the purchase price, the selected key Employee shall agree, in the written Restricted Stock Agreement, to remain in the employ of the Company or a Subsidiary for a period of at least one year after the Restricted Stock is issued. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary.

           7.3     RIGHTS AS STOCKHOLDERS

           Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Restricted Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to vote the shares and to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the sole and absolute discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

           7.4     RESTRICTION

           All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon the termination of his consulting relationship with the Company.

           7.5     REPURCHASE OF RESTRICTED STOCK

           The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment for any reason at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; PROVIDED, HOWEVER, that in the discretion of the Committee, provision may be made that no such right of repurchase shall exist in the event of a

Termination of Employment without cause or because of the Restricted Stockholder's retirement at or after age sixty-five (65), death or permanent and total disability.

           7.6     ESCROW

           The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

           7.7     LEGEND

           In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee may cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

           7.8     SECTION 83(b)

           A Restricted Stockholder may make an election under Section 83(b) of the Code.

                                     ARTICLE VIII

                                    ADMINISTRATION

           8.1     COMMITTEE

           The Committee (or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

           8.2     DUTIES AND POWERS OF COMMITTEE

           It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Options and the Restricted Stock, and the agreements pursuant to which the Options and Restricted Stock are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors pursuant to Section 3.4(d). Any such grant or award under this Plan need not be the same with respect to each Optionee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole and absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under

Rule 16b-3 of Section 162(m) of the Code are required to be determined in the sole and absolute discretion of the Committee.

           8.3     MAJORITY RULE

           The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

           8.4     COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

           Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee or Board incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Optionees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, any Option or any Restricted Stock, and all members of the Committee and Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

           8.5     DELEGATION OF AUTHORITY

           The Committee may in its sole and absolute discretion delegate to the Chief Executive Officer of the Company or the Secretary of the Company, or both, any or all of the administrative duties and authority of the Committee under this Plan, other than the authority to make grants or awards under this Plan to Employees who are "officers" of the Company within the meaning of Rule 16a-1(b) under the Exchange Act or whose total compensation is required to be reported to the Company's shareholders under the Exchange Act, to determine the price, timing or amount of such grants or awards or to determine any other matter required by Rule 16b-3 or Code Section 162(m) to be determined in the sole and absolute discretion of the Committee.

           8.6     NO LIABILITY

           No member of the Board or the Committee, or director, officer or employee of the Company or any Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

           8.7     INDEMNIFICATION

           To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the directors, officers and employees of the Company or any Subsidiary shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                      ARTICLE IX

                               MISCELLANEOUS PROVISIONS

           9.1     NOT TRANSFERABLE

           Options and Restricted Stock awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights and awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option or Restricted Stock award or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

           During the lifetime of the Optionee, only he or his guardian or legal representative may exercise an option or other right or award (or an y portion thereof) granted to him under the Plan. After the death of the Optionee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

           9.2     AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN

           This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the

Company's stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or which may be issued upon exercise of Incentive Stock Options, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option or Restricted Stock, alter or impair any rights or obligations under any Option or Restricted Stock theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Option or Restricted Stock may be granted or awarded during any period of suspension nor after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:
(a) the expiration of ten years from the date the Plan is adopted by the Board; or (b) the expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.5.

           9.3     CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY

           In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) in the number and kind of shares for the purchase of which Options may be granted and in the number and kind of shares of Restricted Stock which may be awarded, including adjustments of the limitation in Section 2.1 on the maximum number and kind of shares which may be issued.

           In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable and in the number and kind of shares of outstanding Restricted Stock. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's and each Restricted Stockholder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option may include a necessary or appropriate corresponding adjustment in Option exercise price, but shall be made without change in the total price applicable to the Option, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

           Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

           In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d), if the Board determines that no contravention of the requirements of Rule 16b-3(c)(2)(ii) will result) may in its sole and absolute discretion make an appropriate and equitable adjustment to the Option exercise price to reflect such diminution.

           Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right to terminate this Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

           9.4     MERGER OF THE COMPANY

           In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:

           (a) At the sole and absolute discretion of the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to
Section 3.4(d)), the terms of an Option may provide that it cannot be exercised after such event.

           (b) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) may provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 (with the exception of 4.4(c)) or (ii) the provisions of such Option.

           (c) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of such Restricted Stock or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock may be terminated and/or some or all of such shares may cease to be subject to repurchase under
Section 7.5 after such event.

           (d) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such event that upon such event, such Option shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

           9.5     APPROVAL OF PLAN BY STOCKHOLDERS

           This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted and Restricted Stock may be awarded prior to such stockholder approval, provided that such Options shall not be exercisable and such Restricted Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted and all Restricted Stock previously awarded under this Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3.

           9.6     TAX WITHHOLDING

           The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option or Restricted Stock. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

           9.7     LOANS

           The Committee may, in its sole and absolute discretion, extend one or more loans to key Employees in connection with the exercise or receipt of outstanding Options granted under this Plan, or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

           9.8     LIMITATIONS APPLICABLE TO SECTION 16 PERSONS

           Notwithstanding any other provision of this Plan, this Plan, and any Option granted, or Restricted Stock awarded, to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

           9.9     EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS

           The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees and directors of the Company or any Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

           9.10    COMPLIANCE WITH LAWS

           This Plan, the granting and vesting of Options or Restricted Stock under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted or Restricted Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

           9.11    TITLES

           Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

           9.12    GOVERNING LAW

           This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.